UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2025

Date of Report (Date of earliest event reported)

Limitless X Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9777 Wilshire Blvd., Suite 400,
Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Debt Conversion Transaction with Jaspreet Mathur

On April 14, 2025, Limitless X Holdings Inc. (the “Company”) entered into Debt Conversion Agreements with each of (i) the Company’s Chief Executive Officer and controlling shareholder, Jaspreet Mathur, and (ii) two entities under Mr. Mathur’s control (each of Mr. Mathur and the entities, a “Vendor”, and collectively, the “Vendors”).

The Company had an outstanding balance owed to the Vendors in an aggregate amount of $6,505,368 (the “Debt”) in connection with expenses paid on behalf of the Company by each Vendor. In exchange for cancelling the Debt, The Company issued an aggregate of 260,214 shares to the Vendors of the Company’s Series D 15% Cumulative Redeemable Perpetual Preferred Stock, par value of $0.0001 per share (“Series D Stock”) restricted under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) (“Restricted Stock”), at a price of $25 per share. The Restricted Stock is subject to restrictions on transfer and sale under applicable federal and state securities laws. Each Debt Conversion Agreement included a release of claims running in favor of the Company.

The foregoing description of the Debt Conversion Agreements is only a summary and is qualified in its entirety by reference to the full text of each Debt Conversion Agreement. A signed copy of each Debt Conversoin Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3. The terms of the Series D Stock are set forth in the Certificate of Designations of Series D 15% Cumulative Redeemable Perpetual Preferred Stock of Limitless X Holdings Inc., in Exhibit 3.1 and hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit

3.1	Certificate of Designations of Series D 15% Cumulative Redeemable Perpetual Preferred Stock of Limitless X Holdings Inc. (incorporated by reference to Exhibit 3.1 in the Company’s Form 8-K filed with the SEC on January 27, 2025).
10.1	Vendor Debt Conversoin Agreement with Jaspreet Mathur
10.2	Vendor Debt Conversion Agreement with Emblaze One, Inc.
10.3	Vender Debt Conversion Agreement EM1 Capital LLC
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limitless X Holdings Inc.

Date: April 16, 2025	By:	/s/ Jaspreet Mathur
	Name:	Jaspreet Mathur
	Title:	Chief Executive Officer